UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):    August 13, 1999


                          BENCHMARK ELECTRONICS, INC.
            (Exact name of registrant as specified in its charter)


           TEXAS                     1-10560                  74-2211011
(State or other jurisdiction       (Commission             (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)


    3000 TECHNOLOGY DRIVE, ANGLETON, TEXAS                   77515
   (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (409) 849-6550

ITEM 5.  OTHER EVENTS.

         Benchmark Electronics, Inc. today made the press release attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            The following materials are filed as an exhibit to this Current Report on Form 8-K.


       EXHIBIT
       NUMBER             DESCRIPTION
      ---------          -------------
        99.1              Press Release dated August 13, 1999.

                               S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BENCHMARK ELECTRONICS, INC.



Dated: August 13, 1999                  By: /s/ GAYLA J. DELLY
                                                Gayla J. Delly
                                                Treasurer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           ------------
  99.1            Press Release dated August 13, 1999.